SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 19, 2004

                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)

            CANADA                      001-15503                  N/A
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
        Incorporation)                                      Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                  K2K-3G1
     (Address of Principal Executive Offices)                     (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)


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Item  5. Other Events.

      On July 19, 2004 Workstream Inc. (the "Company") issued a press release announcing that the Company has signed a definitive agreement to sell $10,000,000 of common shares in a private placement of 4,444,439 shares to William Blair & Company and its affiliates and Crestview Capital. The full text of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      On July 20, 2004 the Company issued a press release announcing that Northern Trust has selected the Company's Total Comp product for use by its organization. The full text of such press release is attached hereto as Exhibit
99.2 and incorporated herein by reference.

Item  7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

      99.1  Press Release issued on July 19, 2004 by the Company

      99.2  Press release issued on July 20, 2004 by the Company


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WORKSTREAM INC.

Dated:  July 21, 2004                  By: /s/ Michael Mullarkey
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                                               Name:  Michael Mullarkey
                                               Title:   Chief Executive Officer


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                                  Exhibit Index

Exhibit No.   Description
-----------   -----------

99.1          Press Release issued on July 19, 2004 by Workstream Inc.

99.2          Press Release issued on July 20, 2004 by Workstream Inc.